Wherifone


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Wherify Wireless, Inc.

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Safe Harbor

Wherifone

This presentation and any subsequent question and answer period contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are statements that could be forward-looking statements, including but not limited to, statements regarding our goals, the anticipated benefits of our merger with IQ Biometrix, the integration of cellular and GPS technologies, our target markets, the scalability of our location service center, the effectiveness of our service and acceptance of our products, the roaming capability of the Wherifone, our distribution channels, anticipated hardware cost, our planned pricing and its attractiveness, our financial model, our sources of revenue, our target markets, our international business model and our projected financial results (including results for our fourth quarter ended June 30, 2005). The forward-looking statements involve risks and uncertainties and other factors that could cause actual results to differ materially from those predicted in any forward-looking statement. These risks, uncertainties and other factors include, but are not limited to, potential loss of key personnel, failure to realize benefits expected from our merger with IQ Biometrix, failure to raise substantial additional capital, delays, disruptions or quality control problems in manufacturing, acceptance of our service and products, the failure of the markets for our products and services to expand, failure to establish and maintain distribution channels for our products, competition, protection of our intellectual property and claims of infringement by others, compliance with wireless industry standards, government regulation and other factors detailed in documents we file with the Securities and Exchange Commission (including those set forth in the Registration Statement on Form S-4 filed by IQ Biometrix relating to our merger with IQ Biometrix). We assume no obligation to update any information contained in forward looking statements.

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Company Information

Wherifone

- Founded in 1998
- Headquartered in Redwood Shores, CA
- In-house engineering
  - "Enhanced" GPS Expertise
  - Cellular and RF Expertise
  - Industrial and Mechanical Design Experts
  - State of the art, carrier-class data center facility
  - $53 million invested



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Merger With IQ Biometrix

Wherifone

- Combined company provides broad set of identification and location solutions to consumers, industry, and government
- IQ Biometrix provides Wherify with access to federal, state, and local government sales channels
- Significant Homeland Security opportunities
- New Wherify Wireless Inc.
  - 58 million shares outstanding
  - 150+ million market cap
  - OTCBB WFYW planning to move to AMEX


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IQBiometrix

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Wherify Leadership

Wherifone

Name and Title	Background
William Scigliano Chairman and Group Head, Government Business	• Mr. Scigliano worked as Executive Director, Corporate & Public Issues for British Columbia, Canada and as a liaison with the U.S. National Association of Attorneys General.
Timothy J. Neher Chief Executive Officer	• Mr. Neher was VP, Marketing and Sales for CTH Consumer Plastic, Inc. and VP, Operations for Windy City Product Development.
Jerry Parrick President	• Mr. Parrick was a senior executive at Pacific Bell and US West and CEO of two telecommunications startups.
John Davis CFO	• Mr. Davis worked as CFO or Senior Finance Manager at AMD, Vitesse, Monolithic Memory, Southwall, and ConnectCom.
Robert Jacobsen CIO	• Mr. Jacobsen spent more than 13 years at Compaq/Tandem.
Anthony LaRochelle Chief Scientist	• Mr. LaRochelle worked as SVP of Operations & Engineering at Westinghouse Security Electronics, and VP of Operations & Engineering at Loral Fairchild Sensors.
Doug Hajjar Co-Founder and Consultant	• Mr. Hajjar was formerly Chairman of Control Data Corporation, Vice Chairman of Cadence Design, Chairman and CEO of Valid Logic, Chairman and CEO of Telesis Systems, and CFO and COO of GenRad.

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World's Smallest GSM/GPS Locator Phone

Wherifone

- The Wherifone end-to-end service offering is comprised of Wherifone handsets and mapping & location management back-end system
  - Two-way voice over GSM networks
  - 5 programmable buttons for one-touch dialing
    - Manage outbound calling
    - Control calling costs
  - Built-in Enhanced GPS location capability
    - 1-20 meter accuracy in lightly blocked areas
    - Will Support Global Service footprint with
      - Breadcrumbing
      - Geo fencing
      - Concierge style location services
  - Up to 4 day stand-by time/300 minutes talk time
  - Weighs less than 70 grams



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Target Markets

Wherifone



Call. Find. Track.
Locating Infinite Possibilities.
911
public safety
assets
personal safety
fleet
cargo

- Personal & Family Safety
  - Consumers 25 – 65
  - Children 8-12
  - Elderly 55- 85
- Automobile-based location service
- Offender monitoring (criminals on probation or house arrest)
- Business
  - Managing mobile employee work force
  - Fleet management
  - Asset monitoring

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Target Markets

Wherifone


Call. Find. Track.
Locating Infinite Possibilities.
911
public safety
assets
personal safety
fleet
cargo

- Personal & Family Safety
  - Consumers 25 – 65
  - Children 8-12
  - Elderly 55- 85
- Automobile-based location service
- Offender monitoring (criminals on probation or house arrest)
- Business
  - Managing mobile employee work force
  - Fleet management
  - Asset monitoring

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Target Markets

Wherifone


Call. Find. Track.
Locating Infinite Possibilities.
911
assets
public safety
personal safety
fleet
cargo

- Personal & Family Safety
  - Consumers 25 – 65
  - Children 8-12
  - Elderly 55- 85
- Automobile-based location service
- Offender monitoring (criminals on probation or house arrest)
- Business
  - Managing mobile employee work force
  - Fleet management
  - Asset monitoring

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Target Markets

Wherifone


Call. Find. Track.
Locating Infinite Possibilities.
911
assets
fleet
cargo
public safety
personal safety

- Personal & Family Safety
  - Consumers 25 – 65
  - Children 8-12
  - Elderly 55- 85
- Automobile-based location service
- Offender monitoring (criminals on probation or house arrest)
- Business
  - Managing mobile employee work force
  - Fleet management
  - Asset monitoring

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Mapping - Aerial and Vector


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Wireless Location Services
Map downloaded successfully. Click anywhere on map to recenter. Click on map frame to shift direction.
STREET MAP
AERIAL MAP
NORTH
WEST
EAST
SOUTH
1 Mile
ZOOM OUT
ZOOM IN
SuperZoom for Aerial Maps
Locator TAG / ESN:
Tim Lctr / F1DCA416
Click on time stamp to center map
1 06/10/2002 01:01:13 PM MST
2000 Bridge Pkwy
Redwood City, CA
Lat: 37.538341° North
Lon: 122.25822° West
Location Type: L
Belmont Channel

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The Wherifone is Ready for Market

Wherifone

- The Wherifone meets GSM Industry requirements
  - PCS Type Certification Review Board (PTCRB)
  - Full Type Approval (FTP)
  - Global Certification Forum (GCF)
- The Wherifone can roam in over 100 countries
  - Tri-Band GSM Cell phone (850/1800/1900, 900/1800/1900) with GPRS
- Locates can be performed world-wide
- Wherifone is in full production



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Industry Landscape

Wherifone

Manufacturers
- Audiovox
- Ericsson
- Motorola
- Nokia
- Samsung
- Siemens

Cellular

Service Providers
- China Mobile
- Orange
- Sprint / Nextel
- T-Mobile
- Verizon
- Vodafone

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LBS Providers
- @Road
- MDSI
- Powerloc
- SignalSoft

Network
- Qualcomm

Manufacturers
- Garmin
- Trimble

GPS

A-GPS Providers
- SiRF
- SnapTrack/ Qualcomm

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Igniting Media Interest

Wherifone

The New York Times

THE WALL STREET JOURNAL

THE OPRAH WINFREY SHOW



PC WORLD

WORLD NEWS TONIGHT WITH PETER JENNINGS

CBS NEWS


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YOUR WORLD W CAVUTO

Parenting

BUSINESS 2.0

PC MAGAZINE

cnet

TIME

TODAY

FamilyCircle
It Gets Lived

WIRED

FORTUNE

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Distribution Channels

Wherifone

Channel	Rationale
Safety & Security	• Extending safety solutions outside of the home
Affinity	• Fleet, personal, and asset safety
Retail / Wholesale	• Consumer safety and location solutions
Telecom Carriers	• Complementary product and service offering

MedicAlert

MODOLABS

WAL★MART ALWAYS LOW PRICES. Always

AMERICAN

Oriant never alone

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Business Case For Distribution

Wherifone

- Exciting new consumer technology
  - Personal safety and security is now a consumer "must have"
  - Locate loved one from home or office
- Simple user-interface
  - Easy to use hardware design with one-button push programmable buttons
- "Starter" Phone
  - Low cost hardware requiring limited carrier subsidies
  - Taps new market segments without cannibalizing existing subscriber base
  - Build lasting relationship with new consumers
- Affordable rate plans
  - Suggested rate plans starting at $14.99 that will be attractive to all demographics

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Expected Financial Model

Wherifone

- One-Time Revenue
  - Unit sale
  - Activation fees
- Monthly Recurring Revenue
  - Service
  - Additional minutes/locate charges
- Highly Scalable Fixed Costs
  - Existing LSC supports up to 2 million subscribers
- Low Operating Costs
  - Fixed cost infrastructure model
  - Distribution partners assume sales and marketing

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Domestic Business Models

Wherifone

Wholesale

- Wherify
  - Brands the phone
  - Sells hardware to retailers
  - Resells carrier service
  - Sells service packages
  - Owns the customer
- Wherify earns revenue from:
  - Cellular minutes of use
  - Locates
  - Overages
  - Vertical services

Retail

- Carrier
  - Brands the phone
  - Distributes the phones
  - Sells service packages
  - Owns the customer
- Wherify earns revenue from:
  - Subscriber location services ($3-6 per month)
  - Overage in locates
  - Additional vertical services

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Proposed Post Paid Plans

Wherifone

	Intro (3mo's)	Basic	Expandable	Premium	Business
Price	**$14.99**	**$19.99**	**$29.99**	**$44.99**	**$79.99**
Units	60	75	150	250	500
Overage/ Unit	$.45	$.45	$.40	$.35	$.30
Overage Assumptions	10 Calls 5 Locates	10 Calls 5 Locates	20 Calls 10 Locates	20 Calls 10 Locates	20 Calls 10 Locates

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Proposed Family Plan

Wherifone

- Target market: Customers with multiple children or parents
- $19.99 for 1st line, $14.99 for the 2nd line, total units of 150
- Activation fee of $35 for the 1st line, $25 for the second line
- Total annual savings to customer = $70
- One bill



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Proposed International Business Model

Wherifone

Wherify Partners with Tier 1 Carrier or Largest Distributor

- Partner owns the customer
  - Uses Wherify or re-brands the phone
  - Distributes the phones through retail outlets
  - Sells consumer service packages
- Partner earns revenue from:
  - Hardware sales
  - Cellular minutes of use
  - Cellular overage
- Wherify earns revenue from:
  - Subscriber location services ($3-6 per month)
  - Overage in locates
  - Additional vertical services

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Summary

Wherifone

- Similar to the carriers vision to simplify the wireless experience for consumers and businesses, Wherify's vision is to simplify the LBS experience for both our carrier partners and their customers through:
  - Easy to use hardware platform
  - Simple user-interface
  - Affordable rate plans
  - End-to-End solution

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Wherifone

Wherifone

Call. Find. Know.

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